Comerica Incorporated

Third Quarter 2014
Financial Review

October 17, 2014

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Financial Summary

	3Q14	2Q14	3Q13
Diluted income per common share	$0.82	$0.80	$0.78
Impact from certain 3Q14 actions[1]	*$0.03*	--	--
Net interest income	$414	$416	$412
Loan accretion	3	10	8
Provision for credit losses	5	11	8
Noninterest income	215	220	228
Noninterest expenses	397[1]	404	417
3Q14 actions[1]	8	--	--
Net income	154	151	147
Total average loans	$47,159	$46,725	$44,094
Total average deposits	55,163	53,384	51,865
Tier 1 common capital ratio[2]	10.69%[3]	10.50%	10.72%
Basel III Tier 1 common capital ratio[2,3]	10.4%	10.3%	10.4%
Average diluted shares (millions)	*185*	*186*	*187*

$ in millions, except per share data • [1]Reflected a net benefit of $8MM, or $5MM after-tax, from certain actions, including a $32MM gain on the early redemption of debt, a $9MM contribution to the Comerica Charitable Foundation and other charges of $15MM. See slide 12 for further details. • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Estimated

Comerica Bank

3

Third Quarter 2014 Results

	3Q14	Change From 2Q14	Change From 3Q13
Total average loans	47,159	434	3,065
Total average deposits	55,163	1,779	3,298
Net interest income	414	(2)	2
Loan accretion	3	(7)	(5)
Provision for credit losses	5	(6)	(3)
Net loan charge-offs	3	(6)	(16)
Noninterest income	215	(5)	(13)
Customer-driven fee income	190	(3)	(5)
Noninterest expenses	397	(7)	(20)
3Q14 actions[1]	8	--	--
Net income	154	3	7
Earnings per share (EPS)[2]	0.82	0.02	0.04
Shares repurchased[3]	1.2MM shares or $59MM		

Key Performance Drivers[4]

- Broad-based average loan and deposit growth
- Net interest income declined with lower accretion, partially offset by loan growth
- Credit quality remained strong
- Noninterest income reflects $3MM decline in FX income and $2MM decline in noncustomer-driven income
- Expenses remained stable, excluding benefit from gain on debt redemption, charitable contribution and charges for efficiency-related projects
- Share repurchases[2], combined with dividends, returned $95 million to shareholders

$ in millions, except per share data • [1]Reflected a net benefit of $8MM, or $5MM after-tax, from certain actions, including a $32MM gain on the early redemption of debt, a $9MM contribution to the Comerica Charitable Foundation and other charges of $15MM. See slide 12 for further details. • [2]EPS based on diluted income per share • [3]Shares repurchased under the share repurchase program • [4]3Q14 compared to 2Q14

Comerica Bank

4

Diverse Footprint Drives Growth


Average Loans
9.9
9.8
10.4
11.0
11.1
+12%
3Q13 4Q13 1Q14 2Q14 3Q14
Average Deposits
10.3
10.5
10.9
10.7
10.6
+3%
3Q13 4Q13 1Q14 2Q14 3Q14
Average Loans
14.0
14.4
14.8
15.4
15.5
+11%
3Q13 4Q13 1Q14 2Q14 3Q14
Average Deposits
14.6
15.2
14.8
15.4
16.4
+12%
3Q13 4Q13 1Q14 2Q14 3Q14
Average Loans
13.3
13.3
13.5
13.5
13.3
Stable
3Q13 4Q13 1Q14 2Q14 3Q14
Average Deposits
20.5
20.5
20.6
20.7
21.2
+4%
3Q13 4Q13 1Q14 2Q14 3Q14

$ in billions

Comerica Bank

5

Broad-based Average Loan Growth
Pace of Growth Slowed with Seasonality and Economy


Total Loans
($ in billions)
Loan Yields
44.1
44.1
45.1
46.7
47.2
47.9
47.7
3.44
3.58
3.39
3.31
3.22
3Q13 4Q13 1Q14 2Q14 3Q14
Average Balances
2Q14 3Q14
Period-end


Commercial Loans
($ in billions)
National Dealer Floor Plan
Mortgage Banker
27.8
1.6
2.9
27.7
1.1
3.2
28.4
0.9
3.2
29.9
1.3
3.5
30.2
1.6
3.2
31.0
2.0
3.6
30.8
1.9
3.2
3Q13 4Q13 1Q14 2Q14 3Q14
Average Balances
2Q14 3Q14
Period-end

- Loan yield impacted by lower accretion (-6bps), less nonaccrual interest collected & lease residual charge (-2bps), loan portfolio dynamics (-1 bps)
- Commitments grew over $850MM to $55.1B[1], driven by increases in nearly all business lines
- Line utilization of 48.3%, down from 49.3%[2]
- Loan pipeline increased with growth led by General Middle Market

3Q14 compared to 2Q14 • [1]At period-end • [2]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

6

Robust Average Deposit Growth of $1.8B or 3%
Increases in Virtually All Business Lines



Strong Deposit Base
($ in billions)
Deposit Rates[1]
51.9
52.8
52.8
53.4
55.2
54.2
57.6
0.18
0.17
0.15
0.15
0.15
3Q13
4Q13
1Q14
2Q14
3Q14
2Q14
3Q14
Average Balances
Period-end

Total average deposits increased $1.8B[2]:

- Noninterest-bearing deposits increased $1.3B to $25.3B, driven by
  - + $759MM General Middle Market
  - + $188MM Commercial Real Estate
  - + $110MM Small Business
  - + $106MM Retail Banking
- Interest-bearing deposits increased $515MM to $29.9B
- About 2/3 of total deposits are commercial

Loan to Deposit Ratio[3] of 83%

[1]Interest cost on interest-bearing deposits • [2]3Q14 compared to 2Q14 • [3]At 9/30/14

7

Securities Portfolio Stable
Continue to Invest Prepayments in GNMA



Securities Portfolio
($ in billions)
MBS
Other
MBS Yield
9.4
9.4
9.3
9.4
9.4
9.5
9.5
9.0
9.0
8.9
9.0
9.0
9.1
9.1
2.41
2.46
2.42
2.35
2.29
3Q13
4Q13
1Q14
2Q14
3Q14
2Q14
3Q14
Average Balances
Period-end

MBS Portfolio:

- Duration of 4.0 years[1]
  - Duration extends to 4.7 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $22MM
- Net unamortized premium of $56MM
- Yields declined 6 bps due to a decrease of $1MM from retrospective adjustment to premium amortization in 2Q14
- Expect prepayments of $350MM-$450MM for 4Q14[2]
- GNMA approximately 20% of MBS portfolio

At 9/30/14 • [1]Estimated as of 9/30/14 • [2]Outlook as of 10/17/14. Prepayments include both scheduled principal amortization and mortgage prepayments

8

Net Interest Income Stable
Decline in Accretion Partially Offset by Loan Growth

Net Interest Income
($ in millions)



Accretion
NIM
412
8
430
23
410
12
416
10
414
3
2.79
2.86
2.77
2.78
2.67
3Q13
4Q13
1Q14
2Q14
3Q14

Net Interest Income and Rate NIM[1]:

$416MM	2Q14	2.78%
	Loan Impacts:	
-7	Loan accretion	-0.05
+4	Loan growth	--
+4	1 additional day in 3Q14	--
-2	Lease residual value adj.	-0.01
-2	Loan portfolio dynamics	-0.01
-1	Interest on nonaccrual loans	--
+2	Interest expense on debt	+0.01
-1	Lower securities yields[2]	-0.01
+1	Excess reserves at the Fed	-0.04
$414MM	3Q14	2.67%

[1]3Q14 compared to 2Q14 • [2]Lower securities yields due to the $1MM retrospective adjustment to premium amortization in 2Q14

9

Continued Strong Credit Quality
Net Charge-offs of 3 bps

Credit Quality

- Provision decreased to $5MM
- Nonperforming Assets (NPAs) of $357MM
- Foreclosed Property of $11MM
- Troubled Debt Restructurings (TDRs) of $126MM

Net Loan Charge-offs
($ in millions)



NCO Ratio (In basis points)
19
18
13
12
12
10
9
8
3
3
3Q13
4Q13
1Q14
2Q14
3Q14

Criticized Loans[1]
($ in millions)



NPAs as a Percentage of Total Loans + ORE
2,461
2,260
2,139
2,188
2,094
1.08
0.84
0.76
0.75
0.75
3Q13
4Q13
1Q14
2Q14
3Q14

Allowance for Loan Losses
($ in millions)



NPL Coverage
1.3
1.6
1.8
1.7
1.7
604
598
594
591
592
3Q13
4Q13
1Q14
2Q14
3Q14

At 9/30/14 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications.

10

Noninterest Income

Noninterest Income
($ in millions)



Customer-Driven[1]
Noncustomer-Driven
228
33
195
219
29
190
208
24
184
220
27
193
215
25
190
3Q13
4Q13
1Q14
2Q14
3Q14

Customer-driven fee income decreased $3MM:

- $3MM Foreign Exchange Income
- $2MM Investment Banking
+ $3MM Commercial Lending Fees

Noncustomer-driven income decreased $2MM:

- $1MM Net Securities Losses

3Q14 compared to 2Q14 • [1]Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income.

Comerica Bank

11

Continued Tight Expense Control
Actions Taken Intended to Drive Continued Efficiency

Noninterest Expenses
($ in millions)



Impact of 3Q14 Actions
4Q13 Litigation-related Expense
417
473
52
406
404
(8)
397
3Q13
4Q13
1Q14
2Q14
3Q14

Expenses Included $8MM Net Benefit From Actions Taken in 3Q14

2H14 Actions *($ in millions)*	3Q14	4Q14[1]
Gain on early redemption of debt	(32)	
Charitable Foundation donation	9	
Efficiency-related actions:		
Real estate optimization	8	5-7
Severance	6	
Other	1	
Total	**(8)**	**5-7**

Run rate savings ~$12-14MM by YE15 to partially offset regulatory & technology headwinds[2]

Excluding actions, noninterest expenses increased $1MM:

+ Salaries & Benefits (1 additional day)
+ Occupancy Expense
- Litigation-related Expenses

3Q14 compared to 2Q14 • [1]Outlook as of 10/17/14• [2]Outlook as of 10/17/14, based on efficiency-related & other actions included above, which are expected to be fully implemented over the next 12 months.

Comerica Bank

12

Active Capital Management



Shareholder Payout Ratio
Dividends
Share Repurchases[1]
2011: 47% (28%, 19%)
2012: 79% (58%, 21%)
2013: 76% (53%, 23%)
YTD 2014: 67% (43%, 24%)



Common Shares Outstanding (in MM)
Tangible Book Value Per Share[2]
3Q13: 183.7, $34.37
4Q13: 182.3, $35.64
1Q14: 181.7, $36.50
2Q14: 181.0, $37.12
3Q14: 180.2, $37.65

2014 Capital Plan target[3]:

- Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)
  - $59MM or 1.2MM shares repurchased in 2Q14
  - $59MM or 1.2MM shares repurchased in 3Q14
- Increased quarterly dividend 5% to $0.20 per share in 2Q14
- 3Q14 Shareholder payout ratio of 62%

3Q14 Capital Actions:

- Called $150MM sub-debt at par in July
- Issued $250MM sub-debt at 3.8% in July

[1]Shares repurchased under share repurchase program • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [3]Outlook as of 10/17/14

Comerica Bank

13

Management 2014 Outlook
Assuming Continuation of Current Economic & Low Rate Environment

FY14 compared to FY13 unchanged, except for:	
Average loans	***Moderate Growth of ~5%*** *(previously 4-6%)* • Growth is now expected to be in the middle of the range
Net interest income	***Modestly Lower*** • Reduction in purchase accounting accretion to ~$30MM *(previously $25-30MM)*
4Q14 compared to 3Q14	
Average loans	***Slight Growth*** • 4Q14 Mortgage Banker Finance seasonally lower • 4Q14 National Dealer seasonally higher • Small increases in remaining businesses with continued focus on pricing and structure discipline
Net interest income	***Slight Growth*** • 4Q14 purchase accounting accretion of ~$5MM • Loan growth approximately offsets continued pressure from low rate environment
Provision	***Remains Low*** • Similar to provisions in 1H14
Noninterest income	***Relatively Stable*** • Stable customer-driven income • Decline in noncustomer noninterest income
Noninterest expenses	***Higher*** *(from 3Q14 of $397MM)* • 3Q14 included $8MM net benefit from actions taken • 4Q14 actions of ~$5-7MM • Higher technology and consulting expenses and seasonal increase in benefits expense

Outlook as of 10/17/14

Comerica Bank

14

Appendix

Loans by Business and Market

By Line of Business	3Q14	2Q14	3Q13
Middle Market			
General	$13.6	$13.7	$13.2
Energy	3.3	3.2	2.9
National Dealer Services	5.5	5.7	4.9
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.6	2.5	2.0
Environmental Services	0.9	0.9	0.8
Total Middle Market	$26.5	$26.6	$24.4
Corporate Banking			
US Banking	2.8	2.8	2.7
International	1.8	1.7	1.7
Mortgage Banker Finance	1.6	1.3	1.6
Commercial Real Estate	4.2	4.1	3.8
BUSINESS BANK	**$36.9**	**$36.5**	**$34.2**
Small Business	3.7	3.6	3.6
Retail Banking	1.8	1.8	1.7
RETAIL BANK	**$5.5**	**$5.4**	**$5.3**
Private Banking	4.8	4.8	4.6
WEALTH MANAGEMENT	**$4.8**	**$4.8**	**$4.6**
TOTAL	**$47.2**	**$46.7**	**$44.1**

By Market	3Q14	2Q14	3Q13
Michigan	$13.3	$13.5	$13.3
California	15.5	15.4	14.0
Texas	11.1	11.0	9.9
Other Markets	7.3	6.8	6.9
TOTAL	**$47.2**	**$46.7**	**$44.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

16

17 Deposits by Business and Market Average $ in billions  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM By Line of Business 3Q14 2Q14 3Q13 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $15.30.50.20.15.90.1 $14.60.50.20.15.60.1 $14.00.50.20.15.10.2 Total Middle Market $22.1 $21.1 $20.1 Corporate BankingUS BankingInternational 2.71.8 2.61.7 2.41.8 Mortgage Banker Finance 0.5 0.5 0.6 Commercial Real Estate 1.7 1.5 1.4 BUSINESS BANK $28.8 $27.4 $26.3 Small Business 2.8 2.7 2.7 Retail Banking 19.0 19.0 18.6 RETAIL BANK $21.8 $21.7 $21.3 Private Banking 4.2 3.8 3.8 WEALTH MANAGEMENT $4.2 $3.8 $3.8 Finance/ Other 0.4 0.5 0.5 TOTAL $55.2 $53.4 $51.9 By Market 3Q14 2Q14 3Q13 Michigan $21.2 $20.7 $20.5 California 16.4 15.4 14.6 Texas 10.6 10.7 10.3 Other Markets 6.6 6.1 6.0 Finance/ Other 0.4 0.5 0.5 TOTAL $55.2 $53.4 $51.9 18 Mortgage Banker Finance Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 516 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 At 9/30/14

19 National Dealer Services At 9/30/14 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus16% Honda/Acura 13% Ford 9% GM 10% Chrysler 9% Mercedes 3%Nissan/ Infiniti 7% Other European 11% Other Asian 12% Other110% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 63% Texas 9%Michigan 17% Other 11% Average Loans($ in billions)  65+ years of Floor Plan lending, with 20+ years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 1Q112Q113Q114Q111Q122Q123Q124Q121Q132Q133Q134Q131Q142Q143Q14 Floor Plan 20 Energy At 9/30/14  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Average Loans($ in millions) 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 493 528 54 0 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Average Deposits($ in millions) Natural Gas Oil MixedMidstream13% Service17% Exploration & Production 70% Diverse Customer Base(Based on period-end loan outstandings)

21 Technology and Life Sciences At 9/30/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1.6 1. 7 1.8 1.9 2. 0 1.9 2.0 2. 1 2.3 2. 5 2.6 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 5.6 5.9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Average Deposits($ in billions) 22 Commercial Real Estate Line of Business At 9/30/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.9 5.2 5.4 5.6 6.0 3Q13 4Q13 1Q14 2Q14 3Q14 Commitments($ in billions; Based on period-end)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 8 quarters +23% 1

Shared National Credit Relationships

- Approximately 870 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approx. 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

Period-end Loans of $10.4B



Mortgage Banker $0.2B 2%
Environmental Services $0.4B 4%
Commercial Real Estate $0.6B 6%
Entertainment $0.3B 3%
Corporate $2.8B 26%
Energy $3.0B 29%
Tech. & Life Sciences $0.3B 3%
National Dealer $0.4B 4%
General $2.4B 23%
= Total Middle Market (66%)

At 9/30/14 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

23

Government Card Programs

Growing Average Noninterest-Bearing Deposits

($ in millions)



US Treasury Program
State Card Programs
185
290
532
650
720
948
1,221
1,433
2007
2008
2009
2010
2011
2012
2013
2014 YTD

- #1 prepaid card issuer[1] in US
- Service 32 state and local government benefit programs
- Service US Treasury DirectExpress Program:
  - Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020
  - Over 5 million cards registered
  - 94% of Direct Express card holders report they are totally satisfied[2]
  - Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings[3]

At 9/30/14 • [1]Source: the Nilson Report July 2014 • [2]Based on a 2013 survey conducted by KRC Research • [3]Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Comerica Bank

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Maintaining Focus on Long-Term Goals
Moving Toward Goals, Despite Prolonged Low Rate Environment


Efficiency Ratio
71.2%
67.9%
67.3%
65.8%
63.4%
62.9%
Long-Term Goal:
Below 60%
2011
2012
2013
1Q14
2Q14
3Q14


Return on Average Assets (ROA)
0.69%
0.83%
0.85%
0.86%
0.93%
0.93%
Long-Term Goal:
Above 1.30%
2011
2012
2013
1Q14
2Q14
3Q14

Goal as of 10/17/14

Comerica Bank

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Factors Expected to Drive Long-Term Efficiency Ratio Goal


Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal

Goal as of 10/17/14

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 10/9/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

27

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Tier 1 and Tier 1 common capital[1,2]	7,105	7,027	6,962	6,895	6,862
Risk-weighted assets[1,2]	66,481	66,911	65,788	64,825	64,027
Tier 1 and Tier 1 common capital ratio[2]	***10.69%***	***10.50%***	***10.58%***	***10.64%***	***10.72%***
Common shareholders' equity	$7,433	$7,369	$7,283	$7,150	$6,966
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	18
Tangible common equity	$6,783	$6,719	$6,632	$6,498	$6,313
Total assets	$68,887	$65,325	$65,681	$65,224	$64,667
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	18
Tangible assets	$68,237	$64,675	$65,030	$64,572	$64,014
Common equity ratio	*10.79%*	*11.28%*	*11.09%*	*10.97%*	*10.78%*
Tangible common equity ratio	***9.94***	***10.39***	***10.20***	***10.07***	***9.87***
Common shareholders' equity	$7,433	$7,369	$7,283	$7,150	$6,966
Tangible common equity	$6,783	$6,719	$6,632	$6,498	$6,313
Shares of common stock outstanding (in millions)	180	181	182	182	184
Common shareholders' equity per share of common stock	*$41.26*	*$40.72*	*$40.09*	*$39.22*	*$37.93*
Tangible common equity per share of common stock	***37.65***	***37.12***	***36.50***	***35.64***	***34.37***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]September 30, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

Comerica Bank

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Tier 1 common capital[3]	$7,105	$7,027	$6,962	$6,895	$6,862
Basel III adjustments[2]	(1)	(1)	(2)	(6)	(4)
Basel III Tier 1 common capital[2]	$7,104	$7,026	$6,960	$6,889	$6,858
Risk-weighted assets[1,3]	$66,481	$66,911	$65,788	$64,825	$64,027
Basel III adjustments[2]	1,627	1,594	1,590	1,754	1,726
Basel III risk-weighted assets[2]	$68,108	$68,505	$67,378	$66,579	$65,753
Tier 1 common capital ratio[3]	10.7%	10.5%	10.6%	10.6%	10.7%
Basel III Tier 1 common capital ratio[2]	10.4%	10.3%	10.3%	10.3%	10.4%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

[3]September 30, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

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